UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
August 21, 2006

NETWORK CN INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30264	11-3177042
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

Suite 21/F., Chinachem Century Tower, 178 Gloucester Road,		94065
Wanchai, Hong Kong
(Address of Principal Executive Offices)		(Zip Code)

(852) 2833-2186
Registrant's Telephone Number, Including Area Code

TEDA TRAVEL GROUP, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Effective August 1, 2006, the Company completed the change of its corporate name from “Teda Travel Group, Inc.” to “Network CN Inc”. The name change was approved by the Company’s stockholders at the Company’s annual meeting of stockholders held on July 28, 2006 and was effected by filing a Certificate of Amendment to the Company’s Articles of Incorporation with the Delaware Secretary of State. The name change was previously disclosed through the Company’s Form 10-QSB filed with the U.S. Securities and Exchange Commission on August 11, 2006. In connection with the change of its corporate name, the Company changed its trading symbol on the OTC Bulletin Board from “TTVL” to “NWCN” effective on the beginning of business on August 15, 2006.

The Company announced the aforementioned change of its name and symbol in the Press Release attached hereto as Exhibit 99.1, which was released on August 21, 2006.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired
Not applicable
(b)	Pro Forma Financial Information
Not applicable
(c)	Shell Company Transaction
Not applicable
(d)	Exhibits

Exhibit	Description
Number
99.1	Press Release dated August 21, 2006

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Network CN INC.

Date: August 21, 2006	By:	/s/ Godfrey Chin Tong Hui
Godfrey Chin Tong Hui
Chief Executive Officer